Trade and other receivables	12 Months Ended
Mar. 31, 2024
Trade and other receivables [abstract]
Trade and other receivables	19. Trade and other receivables

Trade and other receivables include amounts which are due from our customers for services we have provided, accrued income which has not yet been billed, prepayments, contract assets where certain milestones are required to be fulfilled and other receivables that are expected to be settled within 12 months.

Trade and other receivables are initially recognised at fair value, except for trade receivables that do not have a significant financing component which are measured at transaction price, and are subsequently measured at amortised cost, less any appropriate allowances for estimated irrecoverable amounts.

	2024	2023
	£m	£m
Trade receivables	2,501	2,583
Accrued income	885	1,126
Provision for impairment of receivables and accrued income	(559)	(560)
Trade receivables and accrued income, net	2,827	3,149
Prepayments¹	385	389
Contract assets	76	49
Other receivables	127	243
	3,415	3,830
1.In the year, we have revised our policy in relation to the classification of capital expenditure prepayments between current and non-current in order to align these to the operating cycles of the underlying assets to which they relate. Accordingly, prior year current prepayments have decreased by £53 million to reflect this change, with a corresponding increase in non-current prepayments (note 14).
Trade receivables are non-interest-bearing and generally have a term of up to 60 days. Due to their short maturities, the fair value of trade and other receivables approximates their carrying value. The maximum exposure of trade and other receivables to credit risk is the carrying amount reported on the balance sheet.
Provision for impairment of receivables
A provision for credit losses is recognised at an amount equal to the expected credit losses that will arise over the lifetime of the trade receivables and accrued income.

	2024	2023
	£m	£m
At 1 April	560	741
Exchange adjustments	(12)	51
Charge for the year, net of recoveries	179	220
Uncollectible amounts written off	(163)	(452)
Reclassification to held for sale (note 10)	(5)	—
At 31 March	559	560
The trade receivables balance, accrued income balance and provisions balance split by geography are as follows:

	As at 31 March 2024			As at 31 March 2023
	UK	US	Total	UK	US	Total
	£m	£m	£m	£m	£m	£m
Trade receivables	162	2,339	2,501	223	2,360	2,583
Accrued income	337	548	885	650	476	1,126
Provision for impairment of receivables and accrued income	(3)	(556)	(559)	(11)	(549)	(560)
	496	2,331	2,827	862	2,287	3,149
There are no retail customers in the UK businesses. A provision matrix is not used in the UK, as an assessment of expected losses on individual debtors is performed and the provision is not material.
In the US, £2,437 million (2023: £2,325 million) of the trade receivables and accrued income balance is attributable to retail customers. For non-retail
US customer receivables, a provision matrix is not used and expected losses are determined on individual debtors.
The provision for retail customer receivables in the US is calculated based on a series of provision matrices which are prepared by regulated entity and by customer type. The expected loss rates in each provision matrix are based on historical loss rates adjusted for current and forecast economic conditions at the balance sheet date. The inclusion of forward-looking information in the provision matrix-setting process under IFRS 9 results in loss rates that reflect expected future economic conditions and the recognition of an expected loss on all debtors even where no loss event has occurred.
In March 2020, the Group’s US distribution business temporarily ceased certain customer cash collection activities in response to regulatory instructions and to changes in state-, federal- and city-level regulations and guidance, and actions to minimise risk to the Group’s employees as a result of COVID-19. Customer termination activities also ceased in line with requests by relevant local authorities and this resulted in the recognition of additional expected credit losses, although cash collection and customer termination activities have subsequently resumed in both New England and New York.
In the years ended 31 March 2024 and 2023, the Group’s US distribution businesses have been supported by certain government and state
COVID-19 funding programmes, including the Arrears Management Program in New York, aimed to provide low-income customers with COVID-19 relief via one-time bill credits. In the prior year, the Group wrote off £270 million ($333 million) of COVID-19-related trade receivables in connection with the Arrears Management Program, which was funded via the receipt of £44 million ($51 million) of government funding.
19. Trade and other receivables continued
Provision for impairment of receivables continued
In calculating our provision for impairment of receivables at 31 March 2024, we incorporate actual cash collection levels experienced over a three-year period to determine the expected loss rates per category of outstanding receivable by operating company. These are benchmarked against provision matrices run on pre‑COVID-19 behaviour and data. Factored into our analysis are expected cash collections based on the resumed collection activities in New England and New York, as well as the impacts of government and state funding programmes and the outlook for the wider macroeconomic environment. The resulting rates are summarised in the provision matrix shown below.
Based on our review, we recognised a charge of £176 million (2023: £215 million), which represents our best estimate based on the information available. We based our review on certain macroeconomic factors, including unemployment levels, inflation, average commodity rate changes and our experience regarding debtor recoverability. In performing our review of actual cash collection levels, we also factor in the impacts of government and state COVID-19 funding programmes in order to reflect an expected collection rate.
The average expected loss rates and gross balances for the retail customer receivables in our US operations are set out below. Loss rates have decreased across the majority of our ageing categories, primarily due to the impact of ongoing cash collection activities.

	2024		2023
	%	£m	%	£m
Accrued income	3	533	3	462
0 – 30 days past due	3	822	3	838
30 – 60 days past due	14	219	13	235
60 – 90 days past due	21	125	23	139
3 – 6 months past due	27	173	32	189
6 – 12 months past due	34	191	43	178
Over 12 months past due	73	374	88	284
		2,437		2,325
US retail customer receivables are not collateralised. Trade receivables are written off when regulatory requirements are met. Write-off policies vary between jurisdictions as they are aligned with the local regulatory requirements, which differ between regulators. There were no significant amounts written off during the period that were still subject to enforcement action. Our internal definition of default is aligned with that of the individual regulators in each jurisdiction.
For further information on our wholesale and retail credit risk, refer to note 32(a).